Exhibit 10.42

NOTE: AN ASTERISK (*) INDICATES THAT MATERIAL HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH MATERIAL HAS BEEN FILED SEPARATELY.

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the “First Amendment”), dated as of October 15, 2003, amends that certain Credit Agreement dated as of May 12, 2003, (the “Credit Agreement”), by and among Koppers Inc., a Pennsylvania corporation (the “Borrower”), each of the Guarantors (as defined in the Credit Agreement), the Banks (as defined in the Credit Agreement), PNC Bank, National Association, as Administrative Agent (the “Administrative Agent”). National City Bank of Pennsylvania, as Syndication Agent, and Citizens Bank of Pennsylvania, Fleet National Bank and Wachovia Bank, National Association, as Co-Documentation Agents.

WITNESSETH:

WHEREAS, Borrower has requested, and the Required Banks have agreed, subject to the terms and conditions herein, to amend the Credit Agreement to, among other things, permit the Borrower to issue certain senior secured notes through a private placement in an amount up to $320,000,000, the net proceeds of which will be used to reduce the principal outstanding under the Credit Agreement, to pay a dividend to the shareholders of the Borrower, to consummate a redemption of the Borrower’s Senior Subordinated Notes (as defined in the Credit Agreement), and to pay certain transaction costs and expenses associated with the issuance of such notes and this First Amendment.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:

1. Recitals. The foregoing recitals are true and correct and incorporated herein by reference.

2. Amendments to Credit Agreement.

(a) Section 1.1 [Defined Terms].

(i) Existing Definitions.

(A) The definition of “Consolidated EBITDA” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Consolidated EBITDA for any period of determination shall mean (i) the sum of (a) net income, (b) depreciation, (c) depletion, (d) amortization, (e) other non-recurring, non-cash charges to net income (including non-cash bad debt write-offs associated with Accounts of Weirton Steel), (f) losses on the sale of assets outside the ordinary course of business, (g) interest expense, (h) income tax expense, (i) cash dividends received from Affiliates to the extent not included in determining Consolidated Net Income, (j) equity losses of Affiliates (other than

Consolidated Subsidiaries) to the extent included in determining Consolidated Net Income for such period, (k) the non-recurring, cash charges to net income in amounts not to exceed the amounts specified on Schedule l.l(C) as such charges are incurred, and (1) non-recurring, cash charges associated with the closure of the U.S. utility business of the Borrower, to the extent that cash payments associated with such cash charges are offset by cash received from net working capital liquidations during the same period of determination, such charges to be acceptable to the Administrative Agent in its reasonable discretion minus (ii) the sum of non-recurring, non-cash credits to net income, gains on the sale of assets outside the ordinary course of business, and equity earnings of Affiliates (other than Consolidated Subsidiaries) to the extent included in determining Consolidated Net Income for such period, in each case of the Borrower and its Subsidiaries for such period determined and consolidated in accordance with GAAP. For purposes of determining Consolidated EBITDA, items related to Koppers-Arch Parent and its Subsidiaries and to Koppers China shall be excluded, except that cash dividends paid by Koppers-Arch Parent to WWV and cash dividends paid by Koppers China to Koppers-Mauritius shall be included in Consolidated EBITDA, but only to the extent that such dividends paid by Koppers-Arch Parent and Koppers China exceed the loans, advances and investments made by the Loan Parties in or to Koppers-Arch Parent and by the Loan Parties in or to Koppers China during the period of measurement.”

(B) The definition of “Fixed Charges” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Fixed Charges shall mean for any period of determination the sum of interest expense, contractual principal installments on Indebtedness, and contractual principal payments on capitalized leases, in each case of the Borrower and its Subsidiaries for such period determined and consolidated in accordance with GAAP, excluding, however, the interest on the Senior Subordinated Notes associated with the period beginning on the 2003 Note Closing Date and ending on December 1, 2003.”

(C) The definition of “Loan Documents” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Loan Documents shall mean this Agreement, the Guaranty Agreements, the Intercompany Subordination Agreement, the Intercreditor Agreement, the Notes, the Patent, Trademark and Copyright Security Agreement, the Pledge Agreement, the Security Agreements, the Security Trust Deed, the Quebec Security, agreements related to Bank-Provided Interest Rate Hedges, fee letters between the Borrower and the Administrative Agent and the Syndication Agent and any other instruments, certificates or documents delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, as the same may be supplemented or amended from time to time in accordance herewith or therewith, and Loan Document shall mean any of the Loan Documents.”

(D) The definition of “Permitted Liens” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Permitted Liens shall mean:

(i) Liens for taxes, assessments, or similar charges, incurred in the ordinary course of business and which are not yet due and payable;

(ii) Pledges or deposits made in the ordinary course of business to secure payment of workmen’s compensation, or to participate in any fund in connection with workmen’s compensation, unemployment insurance, old-age pensions or other social security programs;

(iii) Liens of mechanics, materialmen, warehousemen, carriers, or other like Liens, securing obligations incurred in the ordinary course of business that are not yet due and payable and Liens of landlords securing obligations to pay lease payments that are not yet due and payable or in default;

(iv) Good-faith pledges or deposits made in the ordinary course of business to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, not in excess of the aggregate amount due thereunder, or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business;

(v) Encumbrances consisting of zoning restrictions, easements or other restrictions on the use of real property, or minor irregularities in title thereto and other immaterial liens that do not secure the payment of money, none of which materially impairs the use of such property or the value thereof, and none of which is violated in any material respect by existing or proposed structures or land use;

(vi) Liens, security interests and mortgages in favor of the Administrative Agent for the benefit of the Banks securing the Obligations including liabilities under any Bank-Provided Interest Rate Hedge;

(vii) Liens on property leased by any Loan Party or Subsidiary of a Loan Party under capital and operating leases permitted in Section 8.2.15 securing obligations of such Loan Party or Subsidiary to the lessor under such leases;

(viii) Any Lien existing on the date of this Agreement and described on Schedule 1.1 (P), and any extension, replacement or renewal thereof, provided that the principal amount secured thereby is not hereafter increased, and no additional assets become subject to such Lien;

(ix) Purchase Money Security Interests and liens on tangible property (excluding inventory) acquired pursuant to Permitted Acquisitions to the extent permitted under Section 8.2.l (vi);

(x) The following, (A) if the validity or amount thereof is being contested in good faith by appropriate and lawful proceedings diligently conducted so long as levy and execution thereon have been stayed and continue to be stayed or (B) if a final judgment is entered and such judgment is discharged within thirty (30) days of entry, and in either case they do not affect the Collateral or, in the aggregate, materially impair the ability of any Loan Party to perform its Obligations hereunder or under the other Loan Documents:

(1) Claims or Liens for taxes, assessments or charges due and payable and subject to interest or penalty, provided that the applicable Loan Party maintains such reserves or other appropriate provisions as shall be required by GAAP and pays all such taxes, assessments or charges forthwith upon the commencement of proceedings to foreclose any such Lien;

(2) Claims, Liens or encumbrances upon, and defects of title to, real or personal property other than the Collateral, including any attachment of personal or real property or other legal process prior to adjudication of a dispute on the merits;

(3) Claims or Liens of mechanics, materialmen, warehousemen, carriers, or other statutory nonconsensual Liens; or

(4) Liens resulting from final judgments or orders described in Section 9.1.6;

(xi) Liens on Inventory of Subsidiaries organized under Australian law arising from title retention arrangements with suppliers of such Subsidiaries, provided that such Liens do not encumber any other property;

(xii) Liens securing obligations in an aggregate amount not exceed $2,000,000 at any one time outstanding; and

(xiii) Liens on Collateral in favor of the 2003 Trustee granted to secure the 2003 Senior Notes pursuant to the 2003 Senior Note Debt Documents, provided that all such Liens are subordinated to the Liens in favor of the Administrative Agent for the benefit of the Banks pursuant to the Intercreditor Agreement.”

(E) The definition of the term “Restricted Payment” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Restricted Payment shall mean with respect to any Person (i) the declaration or payment of any dividend or other distribution on account of any shares of such Person’s capital stock, (ii) any payment on account of the purchase, redemption, retirement or other acquisition of (a) any shares of such Person’s capital stock or (b) any option, warrant or other right to acquire shares of such Person’s capital stock, or (iii) any voluntary prepayment or defeasance, redemption, repurchase or other acquisition or retirement for value of any Indebtedness ranked subordinate in right of payment to the 2003 Senior Notes (except for the redemption in full of the Senior Subordinated Notes from the proceeds of the 2003 Senior Notes). Notwithstanding the foregoing, “Restricted Payment” shall not include (i) any dividend on shares of capital stock payable solely in shares of capital stock or in options, warrants or other rights to purchase capital stock; (ii) any dividend or other distribution or payment in respect of redemption of capital stock payable to the Borrower by any of its Subsidiaries or by a Subsidiary to another Subsidiary or the retirement of any shares of the Borrower held by any wholly-owned Subsidiary of the Borrower, (iii) the repurchase or other acquisition or retirement for value of any shares of the Borrower’s capital stock, or any option, warrant or other right to purchase shares of the Borrower’s capital stock with additional shares of, or out of the net proceeds of a substantial contemporaneous issuance of, capital stock; and (iv) the retirement of any shares of capital stock by conversion into, or by exchange for, additional shares of capital stock, or out of the net proceeds of the substantial contemporaneous issuance (other than to a Subsidiary of the Borrower) of other shares of capital stock.”

(F) The definition of the term “Senior Debt” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Senior Debt shall mean Total Debt but specifically excluding the 2003 Senior Note Debt outstanding at such time.”

(G) The definition of the term “Term Loan Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Term Loan Maturity Date shall mean November 1, 2004.”

(ii) New Definitions.

The following new defined terms are hereby added to Section 1.1 of the Credit Agreement in alphabetical order as follows:

(A) “Intercreditor Agreement shall mean the Intercreditor Agreement by and among the Administrative Agent, the 2003 Trustee, the Borrower and the Subsidiary Guarantors party thereto in substantially the form of Exhibit 1.1 (I)(3) hereto.”

(B) “2003 Note Closing Date shall mean October 15, 2003.”

(C) “2003 Senior Note Debt shall mean the Indebtedness of the Borrower under the 2003 Senior Notes.”

(D) “2003 Senior Note Debt Documents shall mean the 2003 Senior Note Indenture, the 2003 Senior Notes, and the Security Documents (as defined in the 2003 Senior Note Indenture).”

(E) “2003 Senior Note Indenture shall mean the Indenture, dated as of October 15, 2003, between the Borrower, the Guarantors and J.P. Morgan Trust Company, N. A., as trustee, relating to the 2003 Senior Notes, as the same may be amended, restated, supplemented or otherwise modified in accordance with this Agreement.”

(F) “2003 Senior Notes shall mean the Borrower’s 9-7/8% Senior Secured Notes Due 2013, issued pursuant to the 2003 Senior Note Indenture (including the exchange notes issued under the 2003 Senior Note Indenture in a registered exchange offering for the original 2003 Senior Notes sold pursuant to Rule 144A and Regulation S promulgated under the Securities Exchange Act of 1934), as the same maybe amended, restated, supplemented or otherwise modified in accordance with this Agreement.”

(G) “2003 Trustee shall mean J.P. Morgan Trust Company, N.A., and its permitted successors and assigns under the 2003 Senior Note Indenture.”

(b) Section 3.3 [Term Loan Notes] of the Credit Agreement is hereby amended and restated as follows:

“3.3. Term Loan Notes.

The Obligation of the Borrower to repay the unpaid principal amount of the Term Loans made to it by each Bank, together with interest thereon, shall be evidenced by a Term Note dated the Closing Date in substantially the form attached hereto as Exhibit 1.1 (T) payable to the order of each Bank in a face amount equal to the Term Loan of such Bank. The principal amount as provided therein of the Term Notes shall be payable in quarterly installments on the first day of each August, November, February and May hereafter, with the final payment due on the Term Loan Maturity Date, in the following amounts:

Period	Amount of Each Quarterly Payment During Period
11/1/03 to 5/1/04	$2,000,000
8/1/04	$2,500,000
Term Loan Maturity Date	Outstanding principal and interest”

(c) The third sentence of the third paragraph of Section 5.4.1 [Right to Prepay] is hereby amended and restated as follows:

“All Term Loan prepayments permitted pursuant to this Section 5.4.1 shall be applied pro rata to the remaining scheduled amortization payments thereunder; provided, however, that the Term Loan prepayment in the amount of $62,187,500 to be made by the Borrower in connection with the issuance of the 2003 Senior Notes shall not be applied ratably to reduce the quarterly payments to be made under the Agreement as in effect prior to the 2003 Note Closing Date but shall be applied to reduce the principal of the Term Loan outstanding and remaining payments of the Term Loan shall be made as set forth in Section 3.3 of the Agreement as amended pursuant to the First Amendment.”

(d) Section 6.1.26 [Senior Debt Status] of the Credit Agreement is hereby amended and restated as follows:

“6.1.26. Senior Debt Status.

The Obligations of each Loan Party under this Agreement, the Notes, the Guaranty Agreements and each of the other Loan Documents to which it is a party do rank and will rank at least pari passu in priority of payment with all other Indebtedness of such Loan Party except Indebtedness of such Loan Party to the extent secured by Permitted Liens (other than Liens in favor of the 2003 Trustee securing the 2003 Senior Notes). There is no Lien upon or with respect to any of the properties or income of any Loan Party or Subsidiary of any Loan Party which secures indebtedness or other obligations of any Person except for Permitted Liens. The Obligations of the Borrower hereunder constitute and will constitute “Senior Indebtedness” within the meaning of such term in the 2003 Senior Note Indenture, and all or a portion of the Obligations of the Borrower hereunder constitute or will constitute “First Lien Obligations” within the meaning of such term in the 2003 Senior Note Indenture. The lien subordination provisions of the Intercreditor Agreement are enforceable by the Banks against the Loan Parties and the holders from time to time of the 2003 Senior Notes.”

(e) Section 7.2 [Each Additional Loan or Letter of Credit] is hereby amended and restated as follows:

“7.2. Each Additional Loan or Letter of Credit.

At the time of making any Loans or issuing any Letters of Credit other than Loans made or Letters of Credit issued on the Closing Date and after giving effect to the proposed extensions of credit: the representations and warranties of the Loan Parties contained in Section 6.1 and in the other Loan Documents shall be true on and as of the date of such additional Loan or Letter of Credit with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein) and the Loan Parties shall have performed and complied with all covenants and conditions hereof; no Event of Default or Potential Default shall have occurred and be continuing or shall exist; the making of the Loans or issuance of such Letter of Credit shall not contravene any Law applicable to any Loan Party or Subsidiary of any Loan Party or any of the Banks or the terms of the 2003 Senior Note Indenture including, without limitation, Section 4.03 thereof [Limitation on Indebtedness]; and the Borrower shall have delivered to the Administrative Agent a duly executed and completed Loan Request or application for a Letter of Credit as the case may be.”

(f) Section 8.1.10 [Use of Proceeds] of the Credit Agreement is hereby amended and restated as follows:

“8.1.10. Use of Proceeds.

(i) The Loan Parties will use the Letters of Credit and the proceeds of the Loans only (i) to repay certain existing senior secured Indebtedness of the Borrower, (ii) to provide working capital to the Borrower, and (iii) for general corporate purposes of the Borrower and its Subsidiaries as permitted by the terms of this Agreement, including transaction costs and expenses. The Loan Parties shall not use the Letters of Credit or the proceeds of the Loans for (i) payment of any Indebtedness which is subordinate in right of payment to the 2003 Senior Note Debt or (ii) any purposes which contravenes any applicable Law or any provision hereof.

(g) Section 8.2.1 [Indebtedness] of the Credit Agreement is hereby amended and restated as follows:

“8.2.1. Indebtedness.

Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Indebtedness, except:

(i) Indebtedness under the Loan Documents;

(ii) Existing Indebtedness as set forth on Schedule 8.2.1 (including any extensions, renewals or replacements thereof, provided (i) there is no increase in the amount thereof or other significant change in the terms thereof unless otherwise specified on Schedule 8.2.1, and (ii) the terms of such Indebtedness do not restrict the ability of the Subsidiaries of the Borrower to pay dividends or make other distributions on account of the ownership interests of the Borrower’s Subsidiaries;

(iii) Indebtedness of a Loan Party to another Loan Party which is subordinated in accordance with the provisions of Section 8.1.12 [Subordination of Intercompany Loans];

(iv) Senior Subordinated Debt of the Loan Parties in an aggregate principal amount not to exceed $175,000,000; provided, however, that if the 2003 Note Closing Date shall have occurred and the 2003 Senior Notes shall have been issued, the Loan Parties shall not permit the Senior Subordinated Debt to remain outstanding after December 3, 2003;

(v) Any Bank-Provided Interest Rate Hedge or other Interest Rate Hedge approved by the Administrative Agent;

(vi) Indebtedness secured by Purchase Money Security Interests, Indebtedness evidenced by capitalized leases and other Indebtedness for Borrowed Money, including without limitation, Indebtedness assumed in connection with Permitted Acquisitions; provided however, (i) the aggregate amount of all such Indebtedness under this Subsection 8.2.1(vi) (excluding for the purpose of this computation any Indebtedness described in Schedule 8.2.1) shall not exceed $15,000,000, and (ii) the terms of such Indebtedness shall not restrict the ability of the Subsidiaries of the Borrower to pay dividends or make other distributions on account of the ownership interests of the Borrower’s Subsidiaries;

(vii) Non-speculative Currency Agreements in the ordinary course of business;

(viii) Indebtedness of Koppers-Arch Parent and its Subsidiaries, which, together with the Indebtedness of Koppers-Arch Parent and its Subsidiaries set forth on Schedule 8.2.1, does not exceed $10,000,000 at any time outstanding; and

(ix) 2003 Senior Note Debt of the Loan Parties in an aggregate principal amount not to exceed $320,000,000, provided that the proceeds thereof are used to (a) redeem the Senior Subordinated Notes in full, (b) prepay the Term Loan in accordance with Section 5.4.1 hereof in an amount equal to at least $62,187,500, (c) pay one or more dividends in accordance with Section 8.2.5 to the shareholders of the Borrower in an aggregate amount up to $80,000,000, and (d) pay transaction costs and expenses associated with the issuance of the 2003 Senior Notes and the First Amendment.”

(h) Section 8.2.2 [Liens] of the Credit Agreement is hereby amended and restated as follows:

“8.2.2. Liens.

Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Lien on any of its property or assets, tangible or intangible, now owned or hereafter acquired, or agree or become liable to do so, except Permitted Liens. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time directly or indirectly enter into or assume any agreement (other than this Agreement, the other Loan Documents and the 2003 Senior Note Indenture), or adopt any charter or other governing document provision, prohibiting the creation or assumption of any Lien upon any of the property or assets of the Loan Parties and their Subsidiaries. Notwithstanding the foregoing, no Loan Party or Subsidiary shall grant any Liens in any Collateral in favor of the 2003 Trustee securing the Indebtedness under the 2003 Senior Notes unless, prior to the date of such grant, such Loan Party or Subsidiary grants Liens in such Collateral in favor of the Administrative Agent and executes and delivers a Security Agreement in favor of the Administrative Agent, together with any other documents, certificates or instruments necessary to grant and perfect such Liens.”

(i) Section 8.2.3 [Guaranties] of the Credit Agreement is hereby amended and restated as follows:

“8.2.3. Guaranties.

Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time, directly or indirectly, become or be liable in respect of any Guaranty, or assume, guarantee, become surety for, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligation or liability of any other Person, except for (i) Guaranties of Indebtedness of the Loan Parties permitted hereunder, (ii) Guaranties listed on Schedule 8.2.3 hereto, (iii) Guaranties by Koppers-Arch Parent of the Indebtedness permitted under clause (viii) of Section 8.2.1 hereof, (iv) Guaranties of other obligations, provided that the aggregate principal or stated amount of all such Guaranties under this clause (iv) shall not exceed $10,000,000 at any one time, and (v) indemnifications by the Borrower or any of its Subsidiaries of the liabilities of its directors or officers pursuant to the provisions contained in such party’s respective organizational documents or bylaws. Notwithstanding the foregoing, no Subsidiary shall execute any Guaranty of any Indebtedness of the 2003 Senior Notes unless, prior to the date of such execution, such Subsidiary executes and delivers a Guaranty Agreement in favor of the Administrative Agent.”

(j) Section 8.2.5 [Restricted Payments] of the Credit Agreement is hereby amended and restated as follows:

“8.2.5 Restricted Payments.

The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make any Restricted Payment, provided that on the 2003 Note Closing Date, the Borrower may pay one or more dividends to the shareholders of the Borrower in an aggregate amount up to $80,000,000, of which up to $2,500,000 may be distributed in the form of a redemption of stock of the Borrower held by certain management of the Borrower, so long as prior to such time and after giving effect thereto, no Event of Default or Potential Default will have occurred and be continuing. Subsequent to the 2003 Note Closing Date, to the extent that the Borrower elects not to pay or is prohibited from paying all or any portion of the up to $80,000,000 dividend to the shareholders of the Borrower on the 2003 Note Closing Date, the Borrower may from time to time pay dividends to the shareholders of the Borrower such that the aggregate amount of such dividends on and after the 2003 Note Closing Date does not exceed $80,000,000 in the aggregate, so long as prior to such time and after giving effect thereto, (i) no Event of Default or Potential Default will have occurred and be continuing and (ii) the Undrawn Availability is at least $15,000,000. Subsequent to the 2003 Note Closing Date, the Borrower may make Restricted Payments in accordance with Section 4.04 [Limitation of Restricted Payments] of the 2003 Senior Note Indenture if after giving effect thereto, (i) no Event of Default or Potential Default will have occurred and be continuing, (ii) the Undrawn Availability is at least $15,000,000, (iii) the Total Leverage Ratio is less than or equal to 4.25 to 1.00, and (iv) Section 8.2.18 of the Credit Agreement requires that the Maximum Senior Leverage Ratio be less than or equal to 1.50 to 1.00. Subsequent to the 2003 Note Closing Date the Borrower may make Restricted Payments consisting of retiree redemptions and repurchases of the Borrower’s capital stock in an aggregate amount not to exceed $1,500,000 in any fiscal year (or portion thereof after the 2003 Note Closing Date) if after giving effect thereto, (i) no Event of Default or Potential Default will have occurred and be continuing and (ii) the Undrawn Availability is at least $15,000,000; provided that, to the extent that in any fiscal year (or portion thereof), such Restricted Payments made by the Borrower consisting of retiree redemptions and repurchases of the Borrower’s capital stock (“Actual Redemption Payments”) are less than $1,500,000, then, during the immediately following fiscal year, the Borrower may make Restricted Payments consisting of retiree redemptions and repurchases of the Borrower’s capital stock in an amount not to exceed $1,500,000 plus ($1,500,000 minus Actual Redemption Payments).”

(k) A new second sentence is hereby inserted immediately following the first sentence of Section 8.2.9 of the Credit Agreement [Subsidiaries, Partnerships and Joint Ventures] as follows:

“Any Subsidiary which executes a Guaranty of any Indebtedness under the 2003 Senior Notes shall execute and deliver a Guaranty Agreement in favor of the Administrative Agent.”

(l) Section 8.2.14 of the Credit Agreement is hereby retitled “Changes in Organizational Documents; Changes in 2003 Senior Note Debt Documents” and Section 8.2.14.2 of the Credit Agreement is hereby amended and restated as follows:

“8.2.14.2. Changes in 2003 Senior Note Debt Documents; Prohibition on Repurchase or Prepayment. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, amend, modify, supplement or restate any of the 2003 Senior Note Debt Documents or waive compliance by any Person party thereto with any provision thereof without providing at least thirty (30) calendar days’ prior written notice to the Administrative Agent and, in the event such change could be adverse to the Banks as reasonably determined by the Administrative Agent, obtaining the prior written consent of the Required Banks. Except as expressly permitted by and in accordance with the provisions of Section 8.2.19 [2003 Senior Note Debt Prepayments], each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, prepay the 2003 Senior Note Debt or purchase, repurchase, refinance, redeem, retire or defease any of the 2003 Senior Note Debt without the prior written consent of the Required Banks; provided, however, that the foregoing shall not restrict the registered exchange offering described in the definition of the term “2003 Senior Notes”.”

(m) Section 8.2.17 [Maximum Leverage Ratio] of the Credit Agreement is hereby amended and restated as follows:

“8.2.17. Maximum Total Leverage Ratio.

The Loan Parties shall not at any time permit the Total Leverage Ratio, calculated as of the end of each fiscal quarter for the four fiscal quarters then ended, to exceed the ratio set forth below for the periods specified below:

Period	Ratio
2003 Note Closing Date through 12/31/03	5.75 to 1.00
3/31/04 through 6/30/04	5.50 to 1.00
9/30/04 through 12/31/04	5.00 to 1.00
3/31/05 through 9/30/05	4.75 to 1.00
12/31/05 through 9/30/06	4.50 to 1.00
12/31/06 and thereafter	4.25 to 1.00”

(n) Section 8.2.18 [Maximum Senior Leverage Ratio] of the Credit Agreement is hereby amended and restated as follows:

“8.2.18. Maximum Senior Leverage Ratio.

The Loan Parties shall not at any time permit the Senior Leverage Ratio, calculated as of the end of each fiscal quarter for the four fiscal quarters then ended, to exceed the ratio set forth below for the periods specified below:

Fiscal Quarters Ended	Ratio
2003 Note Closing Date through 6/30/04	1.75 to 1.00
9/30/04 and thereafter	1.50 to 1.00”

(o) Section 8.2.19 [Senior Subordinated Debt Payments] of the Credit Agreement is hereby retitled “2003 Senior Note Debt Prepayments” and amended and restated as follows:

“8.2.19. 2003 Senior Note Debt Prepayments.

The Loan Parties shall not make, nor permit to be made, any prepayments of principal in respect or on account of the 2003 Senior Note Debt, provided that the Loan Parties may make prepayments of principal in respect of the 2003 Senior Note Debt if, after giving effect to any such prepayment, (i) no Event of Default or Potential Default has occurred or exists, (ii) the Undrawn Availability is at least $15,000,000, as evidenced by a certificate in the form of Exhibit 8.3.4 delivered to the Administrative Agent not later than 11 a.m. (Pittsburgh time) on the date proposed for such payment, (iii) the Loan Parties are in pro forma covenant compliance with the covenants set forth in Section 8.2 hereof, as evidenced by a certificate in the form of Exhibit 8.3.3 delivered to the Administrative Agent not later than 11 a.m. (Pittsburgh time) on the date proposed for such payment, and (iv) the Total Leverage Ratio is less than or equal to 4.25 to 1.00.”

(p) Clause (iii) of Section 9.1.13 [Change of Control] of the Credit Agreement is hereby amended and restated as follows:

“(iii) a “Change of Control” as defined in the 2003 Senior Note Indenture shall occur, or”

(q) Schedule 1.1(A) [Pricing Grid] to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Schedule 1.1(A).

(r) Schedule 1.1(Q)(2) [Qualified Inventory] to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Schedule 1.1(Q)(2).

(s) Exhibit 8.2.6 [Acquisition Compliance Certificate] of the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit 8.2.6.

(t) Exhibit 8.3.3 [Quarterly Compliance Certificate] of the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit 8.3.3.

(u) Exhibit 8.3.4 [Borrowing Base Certificate] of the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit 8.3.4.

(v) A new Schedule 1.1(C) to the Credit Agreement is hereby incorporated into the Credit Agreement in its entirety in the form attached hereto as Schedule 1.1(C).

(w) A new Exhibit 1.1(I)(3) to the Credit Agreement is hereby incorporated into the Credit Agreement in its entirety in the form attached hereto as Exhibit 1.1(I)(3).

3. Conditions Precedent. The Borrower, the Guarantors and the Banks acknowledge that this First Amendment shall not be effective until each of the following conditions precedent has been satisfied (such date is referred to herein as the “Effective Date”):

(a) The Borrower, the Guarantors, the Required Banks, and the Administrative Agent shall have executed this First Amendment;

(b) The Borrower, the Guarantors, the 2003 Trustee and the Administrative Agent shall have executed and delivered the Intercreditor Agreement on terms and conditions satisfactory to the Required Banks and the Administrative Agent;

(c) The 2003 Senior Notes shall have been issued on or prior to October 31, 2003, a portion of the proceeds thereof shall have been used to make a prepayment of the Term Loan to the Administrative Agent for the benefit of the Banks in an amount equal to at least $62,187,500, and the Borrower shall have issued an irrevocable notice of redemption and deposited with the trustee under the Senior Subordinated Note Indenture cash sufficient to pay upon redemption (on or before December 3, 2003) the Senior Subordinated Notes in accordance with Section 8.01 of the Senior Subordinated Note Indenture;

(d) On the 2003 Note Closing Date, after giving effect to the dividends to the shareholders of the Borrower, the prepayment of the Term Loan in an amount equal to at least $62,187,500, the deposit with the trustee under the Senior Subordinated Note Indenture of cash sufficient to pay principal and accrued interest upon redemption (on or before December 3, 2003) of the Senior Subordinated Notes in accordance with Section 8.01 of the Senior Subordinated Note Indenture, and the payment of transaction costs and expenses associated with the issuance of the 2003 Senior Notes, the sum of Undrawn Availability and cash in excess of $5,000,000 equals or exceeds $40,000,000;

(e) The Borrower shall have delivered to the Administrative Agent and the Required Banks a final draft of the 2003 Senior Note Indenture and the other 2003 Senior Note Debt Documents, each of which shall be satisfactory to the Administrative Agent in its reasonable discretion (it being understood that upon satisfaction of this clause (e), the Administrative Agent shall so advise the Borrower in writing);

(f) The Borrower shall have delivered to the Administrative Agent a closing certificate certifying to the accuracy of representations and warranties, compliance with covenants and conditions and absence of any Potential Default or Event of Default under the Credit Agreement;

(g) No Material Adverse Change shall have occurred with respect to the Borrower or any of the Guarantors;

(h) The Borrower and the Guarantors shall have obtained all approvals and consents necessary to consummate the transactions contemplated by this First Amendment;

(i) The Borrower shall have delivered to the Administrative Agent an opinion of Borrower’s counsel as to the due authorization, execution and delivery, and enforceability of this First Amendment and such other matters as requested by the Administrative Agent, which opinion shall be in form and substance reasonably satisfactory to the Administrative Agent;

(j) The Borrower shall have paid to the Administrative Agent, for the benefit of the Administrative Agent and each of the Banks executing this First Amendment, an amendment fee in the amount of 37.5 basis points of such Bank’s Commitment (after giving effect to any payment made to such Bank in connection with such Bank’s credit approval of the transactions contemplated by this First Amendment);

(k) The Borrower shall have paid to the Administrative Agent and its counsel all reasonable fees and expenses for which the Administrative Agent and such counsel are entitled to be reimbursed;

(l) All legal details and proceedings in connection with the transactions contemplated by this First Amendment and all other Loan Documents to be delivered to the Banks shall be in form and substance reasonably satisfactory to the Administrative Agent (it being understood that upon satisfaction of this clause (l), the Administrative Agent shall so advise the Borrower in writing.

4. Incorporation into Credit Agreement. This First Amendment shall be incorporated into the Credit Agreement by this reference.

5. Full Force and Effect. Except as expressly modified by this First Amendment, all of the terms, conditions, representations, warranties and covenants of the Credit Agreement and the other Loan Documents are true and correct and shall continue in full force and effect without modification, including without limitation, all liens and security interests securing the Borrower’s indebtedness to the Banks and all Guaranty Agreements executed and delivered by the Guarantors.

6. Reimbursement of Expenses. The Borrower unconditionally agrees to pay and reimburse the Administrative Agent and save the Administrative Agent harmless against liability for the payment of reasonable out-of-pocket costs, expenses and disbursements, including without limitation, fees and expenses of counsel incurred by the Administrative Agent in connection with the development, preparation, execution, administration, interpretation or performance of this First Amendment and all other documents or instruments to be delivered in connection herewith.

7. Counterparts. This First Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

8. Entire Agreement. This First Amendment sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this First Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

9. Governing Law. This First Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

[SIGNATURE PAGES FOLLOW]

SIGNATURE PAGE - FIRST AMENDMENT TO CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

KOPPERS INC.

By:	/s/ Walter W. Turner

Name:	Walter W. Turner
Title:	President and Chief Executive Officer

SIGNATURE PAGE - FIRST AMENDMENT TO CREDIT AGREEMENT

KOPPERS REDEMPTION, INC.

By:	/s/ M. Claire Schaming

Name:	M. Claire Schaming
Title:	Treasurer & Assistant Secretary

SIGNATURE PAGE - FIRST AMENDMENT TO CREDIT AGREEMENT

WORLD-WIDE VENTURES CORPORATION

By:	/s/ Walter W. Turner

Name:	Walter W. Turner
Title:	President

SIGNATURE PAGE - FIRST AMENDMENT TO CREDIT AGREEMENT

KOPPERS INDUSTRIES OF DELAWARE, INC.

By:	/s/ M. Claire Schaming

Name:	M. Claire Schaming
Title:	Secretary and Treasurer

SIGNATURE PAGE - FIRST AMENDMENT TO CREDIT AGREEMENT

KOPPERS MAURITIUS

By:	/s/ M. Claire Schaming

Name:	M. Claire Schaming
Title:	Attorney–In–Fact

SIGNATURE PAGE - FIRST AMENDMENT TO CREDIT AGREEMENT

KOPPERS CONCRETE PRODUCTS, INC.

By:	/s/ Randall D. Collins

Name:	Randall D. Collins
Title:	Secretary

SIGNATURE PAGE - FIRST AMENDMENT TO CREDIT AGREEMENT

CONCRETE PARTNERS, INC.

By:	/s/ Randall D. Collins

Name:	Randall D. Collins
Title:	Secretary

SIGNATURE PAGE - FIRST AMENDMENT TO CREDIT AGREEMENT

SIGNED for and on behalf of CONTINENTAL CARBON AUSTRALIA PTY LTD by its duly appointed attorney(s):)

/s/ M. Claire Schaming	/s/ M. Claire Schaming

who certifies/certify that he/she/they have no notice of the revocation of the power of attorney in the presence of:	Attorney(s) signature

/s/ Janet L. Shaffer

Witness signature

JANET L. SHAFFER

Print name of Witness

SIGNATURE PAGE - FIRST AMENDMENT TO CREDIT AGREEMENT

SIGNED for and on behalf of KOPPERS CARBON MATERIALS & CHEMICALS PTY LTD by its duly appointed attorney(s):)

/s/ M. Claire Schaming	/s/ M. Claire Schaming

who certifies/certify that he/she/they have no notice of the revocation of the power of attorney in the presence of:	Attorney(s) signature

/s/ Janet L. Shaffer

Witness signature

JANET L. SHAFFER

Print name of Witness

SIGNATURE PAGE - FIRST AMENDMENT TO CREDIT AGREEMENT

SIGNED for and on behalf of KOPPERS WOOD PRODUCTS PTY LTD by its duly appointed attorney(s):)

/s/ M. Claire Schaming	/s/ M. Claire Schaming

who certifies/certify that he/she/they have no notice of the revocation of the power of attorney in the presence of:	Attorney(s) signature

/s/ Janet L. Shaffer

Witness signature

JANET L. SHAFFER

Print name of Witness

SIGNATURE PAGE - FIRST AMENDMENT TO CREDIT AGREEMENT

SIGNED for and on behalf of KOPPERS AUSTRALIA PTY LTD by its duly appointed attorney(s):)

/s/ M. Claire Schaming	/s/ M. Claire Schaming

who certifies/certify that he/she/they have no notice of the revocation of the power of attorney in the presence of:	Attorney(s) signature

/s/ Janet L. Schaffer

Witness signature

JANET L. SCHAFFER

Print name of Witness

SIGNATURE PAGE - FIRST AMENDMENT TO CREDIT AGREEMENT

SIGNED for and on behalf of KOPPERS INVESTMENT SUBSIDIARY PTY LTD by its duly appointed attorney (s):)

/s/ M. Claire Schaming	/s/ M. Claire Schaming

who certifies/certify that he/she/they have no notice of the revocation of the power of attorney in the presence of:	Attorney(s) signature

/s/ Janet L. Schaffer

Witness signature

JANET L. SCHAFFER

Print name of Witness

SIGNED for and on behalf of KOPPERS AUSTRALIA HOLDING COMPANY PTY LTD by its duly appointed attorney(s):)

/s/ M. Claire Schaming	/s/ M. Claire Schaming

who certifies/certify that he/she/they have no notice of the revocation of the power of attorney in the presence of:	Attorney(s) signature

/s/ Janet L. Schaffer

Witness signature

JANET L. SCHAFFER

Print name of Witness

[SIGNATURE PAGE - FIRST AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	/s/ Thomas Majeski

Name:	Thomas Majeski
Title:	Vice President

[SIGNATURE PAGE - FIRST AMENDMENT TO CREDIT AGREEMENT]

NATIONAL CITY BANK OF PENNSYLVANIA, individually and as Syndication Agent

By:	/s/ Ervine H. Geiger, III

Name:	Ervine H. Geiger, III
Title:	Vice President

[SIGNATURE PAGE - FIRST AMENDMENT TO CREDIT AGREEMENT]

CITIZENS BANK OF PENNSYLVANIA, individually and as a Co-Documentation Agent

By:	/s/ Dwayne R. Finney

Name:	Dwayne R. Finney
Title:	Vice President

[SIGNATURE PAGE - FIRST AMENDMENT TO CREDIT AGREEMENT]

FLEET NATIONAL BANK, individually and as a Co-Documentation Agent

By:	/s/ Christopher J. Wickles

Name:	Christopher J. Wickles
Title:	Director

[SIGNATURE PAGE - FIRST AMENDMENT TO CREDIT AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as a Co-Documentation Agent

By:	/s/ Patrick J. Kaufmann

Name:	Patrick J. Kaufmann
Title:	Vice President

[SIGNATURE PAGE - FIRST AMENDMENT TO CREDIT AGREEMENT]

FIRST COMMONWEALTH BANK

By:	/s/ Paul J. Oris

Name:	Paul J. Oris
Title:	Vice President

{SIGNATURE PAGE - FIRST AMENDMENT TO CREDIT AGREEMENT]

FIFTH THIRD BANK

By:	/s/ Christopher S. Helmeci

Name:	Christopher S. Helmeci
Title:	Vice President

[SIGNATURE PAGE - FIRST AMENDMENT TO CREDIT AGREEMENT]

LASALLE BANK, NATIONAL ASSOCIATION

By:	/s/ Mark H. Veach

Name:	Mark H. Veach
Title:	First Vice President

[SIGNATURE PAGE - FIRST AMENDMENT TO CREDIT AGREEMENT]

PROVIDENT BANK

By:	/s/ Brian V. Ciaverella

Name:	Brian V. Ciaverella
Title:	Senior Vice President

SCHEDULE 1.1(A)

PRICING GRID

I	Less than or equal to 1.00 to 1.00	0.50%	1.00%	2.00%	2.50%	2.00%
II	Greater than 1.00 to 1.00 but less than or equal to 1.50 to 1.00	0.75%	1.25%	2.25%	2.75%	2.25%
III	Greater than 1.50 to 1.00 but less than or equal to 2.00 to 1.00	1.00%	1.50%	2.50%	3.00%	2.50%
IV	Greater than 2.00 to 1.0	1.25%	1.75%	2.75%	3.25%	2.75%

For purposes of determining the Applicable Margin and Letter of Credit Fee:

(a) The Applicable Margin and Letter of Credit Fee shall be set at Level II as of the 2003 Note Closing Date.

(b) Beginning with the fiscal quarter ending March 31,2004, the Applicable Margin and Letter of Credit Fee shall be recomputed as of the end of each fiscal quarter based on the Senior Leverage Ratio as of such quarter end. Any increase or decrease in the Applicable Margin and Letter of Credit Fee computed as of a fiscal quarter end shall be effective on the date on which the Compliance Certificate evidencing such computation is due to be delivered under Section 8.3.3.

SCHEDULE 1.1(Q)(2)

Qualified Inventory

Inventory shall not be considered Qualified Inventory unless the Administrative Agent determines, in its reasonable discretion, that such Inventory has met the following minimum requirements:

(i) the Inventory is either (a) finished goods or (b) raw materials other than supplies, but excluding in all cases any work-in-process and any goods which have been shipped, delivered, sold by, purchased by or provided to a Loan Party on a bill and hold, consignment sale, guaranteed sale, or sale or return basis, or any other similar basis or understanding other than an absolute sale;

(ii) the Inventory is new, of good and merchantable quality, and represents no more than a twelve (12) month supply of such finished goods or raw materials;

(iii) the Inventory is located on premises listed on Schedule A to the Security Agreement and, with respect to inventory locations at facilities leased to a Loan Party, the Administrative Agent has received a Landlord’s Waiver in favor of the Administrative Agent substantially in the form of Exhibit 7.1.16 hereto, or is Inventory which is in transit and is so identified on the relevant Schedule of Inventory, provided, however, that Inventory which meets the requirements of “Qualified Inventory” hereunder other than this clause (iii) may be included as “Qualified Inventory” hereunder in an aggregate amount not to exceed $15,000,000 provided that rent reserves shall have been established by the Administrative Agent in an amount not less than three (3) months rent for such leased facilities for which the Administrative Agent has not received a Landlord’s Waiver as required under this clause (iii) (“Rent Reserves”), and such rent reserves shall reduce the Borrowing Base;

(iv) the Inventory is not stored with a bailee, warehouseman, consignee or similar party unless the Administrative Agent has given its prior written consent and a Loan Party has caused such bailee, warehouseman, consignee or similar party to issue and deliver to the Administrative Agent, in form and substance acceptable to the Administrative Agent, warehouse receipts or similar type documentation therefor in the Administrative Agent’s name;

(v) the Inventory is subject to the Administrative Agent’s and the Banks’ Prior Security Interest and is not subject to any other Lien; and

(vi) the Inventory has not been manufactured in violation of any federal minimum wage or overtime laws, including, without limitation, the Fair Labor Standards Act, 29 U.S.C. § 215(a)(l).

EXHIBIT 8.2.6

ACQUISITION COMPLIANCE CERTIFICATE

[attached]

EXHIBIT 8.3.3

QUARTERLY COMPLIANCE CERTIFICATE

[attached]

EXHIBIT 8.3.4

BORROWING BASE CERTIFICATE

[attached]

SCHEDULE 1.1(C)

Consolidated EBITDA Non-Recurring Cash Charge Adjustment Items

(in millions of dollars)

(and period of FY 2003 when anticipated to occur)

		1Q 2003	2Q 2003	3Q 2003	4Q 2003	FY 2003
(a)	Cash non-closure severance charges		694	800		1,494
(b)	Cash plant shutdown costs at the Logansport facility			1,900		1,900
(c)	Cash plant shutdown costs at the *facility				300	300
(d)	Cash charge for call premium on 9.875% Notes			5,800		5,800
(e)	Cash charge for settlement of *contract				3,000	3,000
(f)	Cash charge for naphthalene strategy - Europe			100		100
(g)	Cash plant shutdown costs at the *facility				7,400	7,400

	TOTAL	$0	$694	$8,600	$10,700	$19,994

EXHIBIT 1.1(I)(3)

INTERCREDITOR AGREEMENT

[attached]